Inventories (Tables)	12 Months Ended
Dec. 31, 2011
Inventories [Abstract]
Inventories

	2011	2010	2009
Percentage of total inventories on LIFO	77%	76%	83%
Excess of FIFO over LIFO	$378,986	$277,164	$250,454
(Decrease) increase in net income due to LIFO	(62,636)	(16,394)	43,650
(Decrease) increase in net income per common share due to LIFO	(.59)	(.15)	.38